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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Glenayre Technologies, Inc.'s Registration Statement Number 33-43797 on Form S-8 dated November 5, 1991, Registration Statement Number 33-68766 on Form S-8 dated September 14, 1993 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003), Registration Statement Number 33-80464 on Form S-8 dated June 17, 1994, Registration Statement Number 333-04635 on Form S-8 dated May 28, 1996 (amended by Post-Effective Amendment Number 1 on Form S-8 dated May 22, 1998 and Post-Effective Amendment Number 2 on Form S-8 dated August 8, 2003), Registration Statement Number 333-15845 on Form S-4 dated November 8, 1996 (amended by Post-Effective Amendment Number 1 on Form S-8 dated January 30,
1997), Registration Statement Number 333-38169 on Form S-8 dated October 17, 1997 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8,
2003), Registration Statement Number 333-39717 on Form S-8 dated November 7, 1997, Registration Statement Number 333-56375 on Form S-8 dated June 9, 1998, Registration Statement number 333-81161 on Form S-8 dated June 21, 1999 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003), Registration Statement Number 333-81155 on Form S-8 dated June 21, 1999 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003), Registration Statement number 333-37446 on Form S-8 dated May 19, 2000 (amended by Post-Effective Amendment Number 1 on Form S-8 dated August 8, 2003), Registration Statement Number 333-107786 on Form S-8 dated August 8, 2003, and Registration Statement Number 333-107789 on Form S-8 dated August 8, 2003, of our report dated March 1, 2004, with respect to the Consolidated Financial Statements and schedule of Glenayre Technologies, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.

                                                     /s/ ERNST & YOUNG LLP

Atlanta, Georgia
March 18, 2004

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